Exhibit 24.2
Power of Attorney
Reference is hereby made to the registration by StatoilHydro ASA (“StatoilHydro”) under the US Securities Act of 1933, as amended (the “Securities Act”), of securities to be issued, from time to time, by StatoilHydro (the “Securities”) pursuant to a registration statements on Form F-3ASR (File No. 333-143339) (the “Registration Statement”) filed with the US Securities and Exchange Commission (the “Commission”).
          KNOW ALL PERSONS BY THESE PRESENTS, that Svein Rennemo appoints each of Helge Lund and Eldar Sætre (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act, and any rules, regulations and requirements of the Commission in connection with the registration under the Securities Act of the Securities and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the securities for issue, offer, sale or trade under the Registration Statement and under the Blue Sky laws or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his capacity as an attorney-in-fact or in any other capacity with respect to the Registration Statement and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statement and to any and all instruments and documents filed as part of or in connection with the Registration Statement.
Stavanger, 17 March 2009

/s/ Svein Rennemo Name: Svein Rennemo
Title: Chairman of the Board

Power of Attorney
Reference is hereby made to the registration by StatoilHydro ASA (“StatoilHydro”) under the US Securities Act of 1933, as amended (the “Securities Act”), of securities to be issued, from time to time, by StatoilHydro (the “Securities”) pursuant to a registration statements on Form F-3ASR (File No. 333-143339) (the “Registration Statement”) filed with the US Securities and Exchange Commission (the “Commission”).
KNOW ALL PERSONS BY THESE PRESENTS, that Kjell Bjørndalen appoints each of Helge Lund and Eldar Sætre (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act, and any rules, regulations and requirements of the Commission in connection with the registration under the Securities Act of the Securities and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the securities for issue, offer, sale or trade under the Registration Statement and under the Blue Sky laws or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his capacity as an attorney-in-fact or in any other capacity with respect to the Registration Statement and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statement and to any and all instruments and documents filed as part of or in connection with the Registration Statement.
Stavanger, 17 March 2009

/s/ Kjell Bjørndalen
Name: Kjell Bjørndalen
Title: Board member

Power of Attorney
Reference is hereby made to the registration by StatoilHydro ASA (“StatoilHydro”) under the US Securities Act of 1933, as amended (the “Securities Act”), of securities to be issued, from time to time, by StatoilHydro (the “Securities”) pursuant to a registration statements on Form F-3ASR (File No. 333-143339) (the “Registration Statement”) filed with the US Securities and Exchange Commission (the “Commission”).
          KNOW ALL PERSONS BY THESE PRESENTS, that Roy Franklin appoints each of Helge Lund and Eldar Sætre (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act, and any rules, regulations and requirements of the Commission in connection with the registration under the Securities Act of the Securities and any Blue Sky laws or other securities laws of any of the states of the United States of America in order to effect the registration or qualification (or exemption therefrom) of the securities for issue, offer, sale or trade under the Registration Statement and under the Blue Sky laws or other securities laws of any of such states and in connection therewith to execute, acknowledge, verify, deliver, file and cause to be published applications, reports, consents to service of process, appointments of attorneys to receive service of process and other papers and instruments which may be required under such laws, including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his capacity as an attorney-in-fact or in any other capacity with respect to the Registration Statement and/or such other form or forms as may be appropriate to be filed with the Commission or under or in connection with any Blue Sky laws or other securities laws of any state of the United States of America or with such other regulatory bodies and agencies as any of them may deem appropriate in respect of the Securities, and with respect to any and all amendments, including post-effective amendments, to the Registration Statement and to any and all instruments and documents filed as part of or in connection with the Registration Statement.
Stavanger, 17 March 2009

/s/ Roy Franklin Name: Roy Franklin
Title: Board member